Taxes (Details 2) - USD ($)	12 Months Ended
	Mar. 31, 2023	Mar. 31, 2022
Income Tax Disclosure [Abstract]
Loss before tax	$ 2,294,697	$ 1,114,446
Tax at the PRC enterprise income tax rate of 25%	(573,674)	(278,611)
Tax effect of preferential tax rate for small scale and low profit enterprise	331,460	(11,255)
Tax effect of tax loss not recognized	29,704	8,581
Tax effect of non-deductible expenses and non-taxable income, net	203,670	292,404
Effective income tax rate	$ (8,840)	$ 11,119